                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      20
            REPORT OF INDEPENDENT AUDITORS      24
                DIVIDEND REINVESTMENT PLAN      25

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      26
     FUND OFFICERS AND IMPORTANT ADDRESSES      27
              RESULTS OF SHAREHOLDER VOTES      28

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VBF
------------------------------------------------------------------------
One-year total return based on market price(1)                 1.88%
------------------------------------------------------------------------
One-year total return based on NAV(2)                          2.67%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                       8.33%
------------------------------------------------------------------------
Net asset value                                               $18.70
------------------------------------------------------------------------
Closing common stock price                                  $16.7500
------------------------------------------------------------------------
One-year high common stock price (07/02/99)                 $18.6250
------------------------------------------------------------------------
One-year low common stock price (01/03/00)                  $15.5625
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of June 30, 2000
- AAA/Aaa............   3.9%
- AA/Aa..............  13.1%
- A/A................  23.7%
- BBB/Baa............  49.9%
- BB/Ba..............   9.0%
- B/B................   0.4%

                                     [PIE CHART]
As of June 30, 1999
- AA/Aa..............   9.3%
- A/A................  28.5%
- BBB/Baa............  49.5%
- BB/Ba..............  12.1%
- B/B................   0.6%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended June 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/99                                                                             0.349
12/99                                                                            0.349
3/00                                                                             0.349
6/00                                                                             0.349
                                                                                     "

The dividend history represents past performance of the fund and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       JUNE 30, 2000                      JUNE 30, 1999
                                                                       -------------                      -------------
Utilities                                                                  22.10                              24.50
Consumer Services                                                          19.40                              18.20
Finance                                                                    13.20                               2.70
Energy                                                                     10.50                               8.40
Transportation                                                              9.50                              11.20

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--June 1990 through June 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
6/90                                                                       18.75                              16.50
                                                                           18.28                              15.50
                                                                           18.61                              16.75
                                                                           18.78                              18.25
6/91                                                                       18.68                              18.38
                                                                           19.34                              19.13
                                                                           19.89                              20.13
                                                                           19.36                              19.63
6/92                                                                       19.85                              19.75
                                                                           20.41                              21.25
                                                                           20.05                              20.25
                                                                           20.94                              20.75
6/93                                                                       21.33                              20.75
                                                                           21.95                              20.88
                                                                           21.29                              20.38
                                                                           20.12                              18.00
6/94                                                                       19.06                              18.13
                                                                           18.79                              17.13
                                                                           18.59                              16.75
                                                                           19.30                              18.25
6/95                                                                       20.41                              19.13
                                                                           20.57                              19.00
                                                                           21.27                              19.63
                                                                           20.18                              19.38
6/96                                                                       19.64                              18.13
                                                                           19.96                              18.75
                                                                           20.31                              18.75
                                                                           18.87                              18.63
6/97                                                                       20.43                              19.25
                                                                           20.77                              19.81
                                                                           20.91                              20.81
                                                                           20.92                              20.38
6/98                                                                       21.16                              19.69
                                                                           21.35                              19.61
                                                                           21.09                              20.06
                                                                           20.40                              19.25
6/99                                                                       19.59                              17.88
                                                                           19.31                              16.38
                                                                           18.98                              15.69
                                                                           18.98                              16.06
6/00                                                                       18.70                              16.75

The solid line above represents the fund's net asset value (NAV), which indicates overall changes in value among the fund's underlying securities. The fund's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the fund at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY KELLY GILBERT, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE.

Q   WHAT WERE THE MARKET
CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT
    ENVIRONMENT?

A   The last few months of 1999 set a
negative tone for the corporate bond market, primarily due to uncertainty about the extent to which the Federal Reserve Board would continue to increase interest rates.

    The Fed raised rates six times between June 1999 and June 2000. These rate increases--mixed with volatility and weakness in the equity market, the effects of the year 2000 computer scare, and concerns that the corporate bond market had more sellers than buyers--all contributed to the widening of yield spreads between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities).

    During the reporting period, the fund's return was supported by its favorable sector allocations and continued concentration on credit quality. However, this benefit was overshadowed by the negative performance of the corporate bond market.

    For the 12 months ended June 30, 2000, the fund generated a total return of
1.88 percent at market price and 2.67 percent at net asset value. As a result of recent market activity, current performance may vary from figures shown. For the same period, the Lehman Brothers BBB Corporate Bond Index returned 5.02 percent. This broad-based, unmanaged index reflects the general performance of corporate bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   HOW DID YOU POSITION THE FUND
    IN RESPONSE TO THESE CONDITIONS?

A   We began the reporting period
focused on sectors with strong underlying fundamentals, which helped reduce the fund's volatility and risk in an uncertain environment. We looked to the fund's benchmark, the Lehman Brothers BBB Corporate Bond Index, as a guide for establishing weightings within the sectors held in the fund. This enabled us to maintain diversification and credit quality in different sectors and securities.

    As a result, we repositioned the fund's exposure to the industrial sector, which includes health-care, media and telecommunications, and consumer cyclical securities. We maintained a slight overweighting in cable and media securities, which continued to contribute positively to the fund's return. This sector performed well due to the vigorous level of consumer demand.

    We also reduced the fund's exposure in health care. We accomplished this by selling our position in Tenet Healthcare, due to the concerns about the welfare and higher default risk of health-care companies. In turn, we added positions in Yankee bonds, which helped to enhance the fund's potential for a higher yield.

Q   WHAT WAS THE CREDIT STRUCTURE
    OF THE FUND AT THE END OF THE REPORTING PERIOD?

A   The fund's credit-quality allocation
continued to be weighted in medium-quality securities, which are defined as A and BBB rated securities. At the end of the reporting period, approximately 40.7 percent of the fund's long-term investments were allocated to securities rated A and higher, and 49.9 percent of the fund's long-term investments were invested in BBB rated securities. The remaining 9.4 percent was allocated to securities rated BB and lower. This allocation benefited the fund during the 12 months of the reporting period, as A and BBB rated securities outperformed BB rated securities. We also continued to focus on managing the fund's duration during the period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. For most of the period, the fund's duration was held neutral to its benchmark. At the end of the period, the fund's duration was 5.61 years, which is slightly shorter than the benchmark duration of 5.70 years.

Q   WHAT IS THE OUTLOOK FOR THE
    MONTHS AHEAD?

A   We are optimistic about the
outlook for corporate bonds. As June saw spreads tighten for the first time this year, we expect that demand for corporate bonds will improve in coming months. The gradual waning of uncertainty about the Fed's direction, coupled with tightening yield spreads, an increase in equity valuations, and the increase of buyers in the corporate bond market, all seem to contribute to the positive tone in investor sentiment.

    Going forward, our focus will continue to be on higher credit-quality issues, in-depth research, and extensive assessment of corporate bonds. We will strive to look for opportunities in the market that will add relative value and perform well in a variety of market conditions. Through these fundamentals, we will continue to support the fund's objective of current income and preservation of capital.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one percent change in the price of a bond for every one percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

RISK: Refers to an investment's vulnerability to fluctuations in value relative to changing economic or market conditions. Such factors as credit quality, currency exchange rates, inflation rates, or the direction of interest rates may increase an investment's volatility. The level of risk incurred by a fund shareholder varies from fund to fund, depending primarily on the types of securities in which a fund invests.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YANKEE BONDS: Foreign bonds denominated in U.S. dollars, issued in the United States by foreign banks and corporations.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          CORPORATE BONDS  91.1%
          CHEMICAL  0.9%
$1,000    Dow Chemical Co. ......................... 7.375%   11/01/29   $    975,154
 1,000    Rohm & Haas Co. .......................... 7.850    07/15/29      1,013,776
                                                                         ------------
                                                                            1,988,930
                                                                         ------------
          CONSUMER DISTRIBUTION  1.7%
   500    K Mart Corp. ............................. 8.375    12/01/04        476,875
 2,400    Kroger Co. ............................... 7.375    03/01/05      2,342,849
 1,000    Pepsi Bottling Group, Inc. ............... 7.000    03/01/29        899,775
                                                                         ------------
                                                                            3,719,499
                                                                         ------------
          CONSUMER DURABLES  0.3%
   750    Brunswick Corp. .......................... 7.125    08/01/27        656,653
                                                                         ------------

          CONSUMER NON-DURABLES  0.4%
 1,000    Westpoint Stevens, Inc. .................. 7.875    06/15/05        835,000
                                                                         ------------

          CONSUMER SERVICES  19.0%
 1,000    AT&T Canada, Inc. (Canada)................ 7.650    09/15/06        991,415
   500    Charter Communication Holdings LLC........ 8.250    04/01/07        443,750
 2,500    Clear Channel Commerce, Inc. ............. 7.250    10/15/27      2,229,845
 2,000    Comcast Cable Communications.............. 8.125    05/01/04      2,031,204
 1,250    CSC Holdings, Inc. ....................... 7.875    12/15/07      1,209,375
 2,500    CSC Holdings, Inc. ....................... 7.875    02/15/18      2,312,500
   750    Deutsche Telekom International
          (Netherlands)............................. 8.000    06/15/10        757,605
 1,750    Harcourt General, Inc. ................... 8.875    06/01/22      1,758,463
 1,000    Harcourt General, Inc. ................... 7.200    08/01/27        819,470
 1,750    Liberty Media Corp. ...................... 8.500    07/15/29      1,657,029
 1,000    News America Holdings, Inc. .............. 8.875    04/26/23      1,027,352
 2,000    Park Place Entertainment Corp. ........... 7.950    08/01/03      1,973,750
 1,000    Qwest Communications International, Inc... 7.250    11/01/08        957,042
 1,500    Stewart Enterprises, Inc. ................ 6.400    05/01/13      1,088,901
11,000    Tele Communications, Inc. ................ 9.250    01/15/23     11,740,784
 2,000    Time Warner Entertainment Co. ............ 8.375    07/15/33      2,037,294

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          CONSUMER SERVICES (CONTINUED)
$1,000    Time Warner, Inc. ........................ 7.975%   08/15/04   $  1,019,079
 1,000    Viacom, Inc. ............................. 7.750    06/01/05      1,010,000
 2,000    Vodafone Airtouch PLC, 144A Private
          Placement (United Kingdom) (a)............ 7.625    02/15/05      2,004,684
 1,500    Walt Disney Co. .......................... 7.300    02/08/05      1,502,217
 1,750    Worldcom, Inc. ........................... 8.250    05/15/10      1,794,230
                                                                         ------------
                                                                           40,365,989
                                                                         ------------
          ENERGY  10.3%
 6,900    Ashland Oil, Inc. ........................ 8.800    11/15/12      7,204,863
   750    Barrett Resources Corp. .................. 7.550    02/01/07        707,812
 2,000    Conoco, Inc. ............................. 6.950    04/15/29      1,828,090
 1,035    Enron Corp. .............................. 7.625    09/10/04      1,040,053
 1,000    Enron Corp. .............................. 8.375    05/23/05      1,032,039
 2,025    PDV America, Inc. ........................ 7.875    08/01/03      1,916,583
 1,500    Petroleum Geo Services ASA................ 7.125    03/30/28      1,244,919
 1,500    Petroliam Nasional Berhad, 144A Private
          Placement (Malaysia) (a).................. 7.625    10/15/26      1,272,211
   250    Pride Petroleum Services, Inc. ........... 9.375    05/01/07        251,250
 1,000    R & B Falcon Corp. ....................... 6.500    04/15/03        932,500
 1,000    Southern Union Co. ....................... 8.250    11/15/29        986,734
 1,500    Tosco Corp. .............................. 8.250    05/15/03      1,527,957
 1,000    Transcontinental Gas Pipe Line Corp. ..... 7.250    12/01/26        908,513
 1,000    Union Oil Co. ............................ 9.125    02/15/06      1,057,221
                                                                         ------------
                                                                           21,910,745
                                                                         ------------
          FINANCE  12.9%
 2,000    Abbey National PLC (United Kingdom)....... 7.350    10/29/49      1,885,272
 2,500    American Re Corp. ........................ 7.450    12/15/26      2,294,452
 1,000    Americredit Corp. ........................ 9.250    02/01/04        970,000
 2,000    AvalonBay Communities, Inc. .............. 7.500    08/01/09      1,903,796
   500    Banco Santiago (Chile).................... 7.000    07/18/07        445,821
 2,000    Conseco, Inc. ............................ 8.500    10/15/02      1,450,000
 1,000    Ford Motor Credit Co. .................... 7.375    10/28/09        970,020
 1,500    Household Finance Corp. .................. 8.375    11/15/01      1,518,295
 2,500    International Lease Finance Corp. ........ 8.375    12/15/04      2,582,128
 1,000    Korea Development Bank (Korea)............ 7.375    09/17/04        974,801
 4,000    Lehman Brothers Holdings, Inc. ........... 8.500    05/01/07      4,049,396
 1,000    National Australia Bank (Australia)....... 8.600    05/19/10      1,049,530
 1,750    Nordbanken AB, 144A Private Placement
          (Norway) (a).............................. 7.250    11/12/09      1,708,359
 1,000    Paine Webber Group, Inc. ................. 6.375    05/15/04        944,784

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          FINANCE (CONTINUED)
$1,500    PNC Funding Corp. ........................ 6.875%   07/15/07   $  1,423,741
   500    Societe Generale Real Estate Co., LLC ,
          144A Private Placement (a)................ 7.640    12/29/49        455,886
 2,000    Suntrust Banks, Inc. ..................... 7.250    09/15/06      1,955,208
 1,000    Washington Mutual Capital, Inc. .......... 8.375    06/01/27        892,407
                                                                         ------------
                                                                           27,473,896
                                                                         ------------

          HEALTHCARE  0.6%
 1,000    Columbia HCA Healthcare Corp. ............ 6.910    06/15/05        914,431
   400    Manor Care, Inc. ......................... 7.500    06/15/06        326,042
                                                                         ------------
                                                                            1,240,473
                                                                         ------------
          PRODUCER MANUFACTURING  5.5%
 2,000    Daimler Chrysler NA Holding............... 7.750    05/27/03      2,016,140
 1,750    IDEX Corp. ............................... 6.875    02/15/08      1,597,572
 4,400    ITT Corp. ................................ 6.750    11/15/05      3,971,000
 1,000    Lockheed Martin Corp. .................... 8.500    12/01/29      1,021,034
   162    Rayovac Corp. ............................ 10.250   11/01/06        167,670
   250    U.S. Can Corp. ........................... 10.125   10/15/06        257,500
 1,750    USA Waste Services, Inc. ................. 7.000    10/01/04      1,624,537
 1,000    USX Marathon Group........................ 6.650    02/01/06        951,166
                                                                         ------------
                                                                           11,606,619
                                                                         ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  7.3%
 2,000    Bowater, Inc. ............................ 9.375    12/15/21      2,098,402
 1,000    Crown Cork & Seal, Inc. .................. 8.000    04/15/23        770,695
 5,000    Federal Paper Board, Inc. ................ 8.875    07/01/12      5,505,985
 2,000    Georgia Pacific Corp. .................... 9.950    06/15/02      2,078,032
 4,000    IMC Global, Inc. ......................... 6.875    07/15/07      3,676,368
 1,000    IMC Global, Inc. ......................... 7.300    01/15/28        849,754
   450    Sequa Corp. .............................. 9.000    08/01/09        434,250
                                                                         ------------
                                                                           15,413,486
                                                                         ------------
          TECHNOLOGY  1.2%
 2,500    Sun Microsystems, Inc. ................... 7.500    08/15/06      2,498,053
                                                                         ------------

          TRANSPORTATION  9.4%
 3,000    AMR Corp. ................................ 9.500    05/15/01      3,023,319
 1,625    Canadian National Railway Co. (Canada) ... 7.625    05/15/23      1,534,371
 2,000    CSX Corp. ................................ 8.625    05/15/22      2,004,968
 7,000    Union Pacific Corp. ...................... 8.350    05/01/25      6,842,024
 6,000    United Airlines, Inc. .................... 10.020   03/22/14      6,494,970
                                                                         ------------
                                                                           19,899,652
                                                                         ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          UTILITIES  21.6%
$1,000    AES Corp. ................................ 9.500%   06/01/09   $    980,000
 3,000    Arizona Public Service Co. ............... 9.500    04/15/21      3,103,833
 3,500    Arizona Public Service Co. ............... 8.750    01/15/24      3,556,938
 2,000    Arizona Public Service Co. ............... 8.000    02/01/25      1,903,722
 2,000    CMS Energy Corp. ......................... 6.750    01/15/04      1,870,000
 1,000    CMS Energy Corp. ......................... 7.500    01/15/09        902,500
 1,000    Commonwealth Edison Co. .................. 8.625    02/01/22        989,514
 5,000    GTE North, Inc. .......................... 8.500    12/15/31      4,964,850
 3,000    Gulf States Utilities Co. ................ 8.940    01/01/22      3,012,681
   500    Israel Electric Corp., Ltd. , 144A Private
          Placement (Israel) (a).................... 8.250    10/15/09        498,396
 1,323    Niagara Mohawk Power Corp. ............... 7.625    10/01/05      1,303,323
 7,000    Public Service Co. of Colorado............ 8.750    03/01/22      7,058,156
 2,000    Southern California Gas Co. .............. 8.750    10/01/21      2,058,200
 2,000    Southern Energy, Inc. , 144A Private
          Placement (a)............................. 7.900    07/15/09      1,831,554
   750    Telefonica De Argentina S.A., 144A Private
          Placement (Argentina) (a)................. 9.875    07/01/02        765,000
 2,500    Texas Utilities Electric Co. ............. 8.250    04/01/04      2,568,028
 5,000    United Telecommunications Kansas.......... 9.500    04/01/03      5,296,195
   500    UtiliCorp United, Inc. ................... 6.700    10/15/06        493,787
 3,000    UtiliCorp United, Inc. ................... 8.270    11/15/21      2,829,201
                                                                         ------------
                                                                           45,985,878
                                                                         ------------
TOTAL CORPORATE BONDS  91.1%..........................................    193,594,873
                                                                         ------------
          GOVERNMENT AND GOVERNMENT AGENCY
          OBLIGATIONS  7.0%
     3    Federal Home Loan Mortgage Corp., Pool.... 7.375    01/01/03          2,726
     1    Government National Mortgage Assn.,
          Pool...................................... 10.000   10/15/16            966
     7    Government National Mortgage Assn.,
          Pool...................................... 10.000   07/15/20          7,666
 2,500    Quebec Province (Canada).................. 8.800    04/15/03      2,583,050
 3,000    Saskatchewan Province (Canada)............ 8.000    07/15/04      3,085,800
 1,000    United Mexican States (Mexico)............ 10.375   02/17/09      1,033,750
 4,000    United States Treasury Bonds.............. 6.125    08/15/29      4,043,752
 4,000    United States Treasury Notes.............. 6.625    05/15/07      4,087,640
                                                                         ------------
                                                                           14,845,350
                                                                         ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000

                                                                                MARKET
DESCRIPTION                                                                     VALUE
TOTAL LONG-TERM INVESTMENTS  98.1%
  (Cost $211,342,978).....................................................   $208,440,223
REPURCHASE AGREEMENT  0.2%
Bank of America Securities ($365,000 par collaterized by U.S. Government obligations in a pooled cash account, dated 06/30/00, to be sold on
07/03/00 at $365,208) (Cost $365,000).....................................        365,000
                                                                             ------------
TOTAL INVESTMENTS  98.3%
  (Cost $211,707,978).....................................................    208,805,223
OTHER ASSETS IN EXCESS OF LIABILITIES 1.7%................................      3,628,312
                                                                             ------------
NET ASSETS 100.0%.........................................................   $212,433,535
                                                                             ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000

ASSETS:
Total Investments (Cost $211,707,978).......................  $208,805,223
Cash........................................................         4,118
Interest Receivable.........................................     4,542,422
Other.......................................................        49,270
                                                              ------------
    Total Assets............................................   213,401,033
                                                              ============
LIABILITIES:
Payables:
  Investments Purchased.....................................       747,428
  Investment Advisory Fee...................................        77,950
  Affiliates................................................         2,935
Accrued Expenses............................................        90,549
Trustees' Deferred Compensation and Retirement Plans........        48,636
                                                              ------------
    Total Liabilities.......................................       967,498
                                                              ------------
NET ASSETS..................................................  $212,433,535
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....  $ 11,362,465
Capital.....................................................   207,645,504
Accumulated Undistributed Net Investment Income.............       470,562
Net Unrealized Depreciation.................................    (2,902,755)
Accumulated Net Realized Loss...............................    (4,142,241)
                                                              ------------
NET ASSETS..................................................  $212,433,535
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($212,433,535 divided by 11,362,465 shares outstanding)...  $      18.70
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2000

INVESTMENT INCOME:
Interest....................................................  $ 17,623,887
Other.......................................................         4,860
                                                              ------------
    Total Income............................................    17,628,747
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,044,972
Shareholder Services........................................       106,198
Trustees' Fees and Related Expenses.........................        44,368
Custody.....................................................        15,290
Legal.......................................................         7,389
Other.......................................................       169,384
                                                              ------------
    Total Expenses..........................................     1,387,601
    Less Credits Earned on Cash Balances....................         1,653
                                                              ------------
    Net Expenses............................................     1,385,948
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 16,242,799
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (4,142,167)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     3,518,189
  End of Period.............................................    (2,902,755)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (6,420,944)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(10,563,111)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  5,679,688
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended June 30, 2000, and 1999

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2000    JUNE 30, 1999
                                                         ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 16,242,799     $ 16,091,356
Net Realized Gain/Loss...............................      (4,142,167)       1,987,296
Net Unrealized Depreciation During the Period........      (6,420,944)     (19,721,303)
                                                         ------------     ------------
Change in Net Assets from Operations.................       5,679,688       (1,642,651)

Distributions from Net Investment Income:............     (15,861,856)     (16,134,129)
                                                         ------------     ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..     (10,182,168)     (17,776,780)
NET ASSETS:
Beginning of the Period..............................     222,615,703      240,392,483
                                                         ------------     ------------
End of the Period (Including accumulated
  undistributed net investment income of $470,562 and
  $87,704, respectively).............................    $212,433,535     $222,615,703
                                                         ============     ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   ----------------------------------------------------
                                    2000       1999        1998       1997       1996
                                   ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................    $ 19.59    $ 21.16    $  20.26    $ 19.97    $ 20.41
                                   -------    -------    --------    -------    -------
  Net Investment Income........       1.43       1.41        1.48       1.56       1.54
  Net Realized and Unrealized
    Gain/Loss..................       (.93)     (1.56)        .93        .27       (.44)
                                   -------    -------    --------    -------    -------
Total from Investment
  Operations...................        .50      (0.15)       2.41       1.83       1.10
Less Distributions from Net
  Investment Income............       1.39       1.42        1.51       1.54       1.54
                                   -------    -------    --------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.......................    $ 18.70    $ 19.59    $  21.16    $ 20.26    $ 19.97
                                   =======    =======    ========    =======    =======

Market Price Per Share at End
  of the Period................    $16.750    $17.875    $19.6875    $19.250    $18.125
Total Investment Return at
  Market Price (a)(d)..........      1.88%     -2.45%      10.08%     15.06%      2.61%
Total Return at Net Asset
  Value (b)(d).................      2.67%     -0.87%      12.19%      9.46%      5.94%
Net Assets at End of the Period
  (In millions) (d)............    $ 212.4    $ 222.6    $  240.4    $ 230.2    $ 226.9
Ratio of Operating Expenses to
  Average Net Assets...........       .64%       .66%        .65%       .68%       .67%
Ratio of Convertible Note
  Expenses to Average Net
  Assets (c)...................         --         --          --         --         --
Ratio of Net Investment Income
  to Average Net Assets........      7.48%      6.79%       7.04%      7.70%      7.47%
Portfolio Turnover.............        71%        10%         27%         8%        11%
Assuming full dilution of
  debt (c):
  Net Asset Value, End of the
    Period.....................         --         --          --         --         --
  Number of Shares Outstanding,
    End of Period (000)........         --         --          --         --         --

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

(d) Prior to fiscal year end 1992, this item was not a required disclosure.

YEAR ENDED JUNE 30,
----------------------------------------------------
      1995      1994      1993      1992      1991
----------------------------------------------------
     $ 19.07   $ 21.33   $ 19.85   $ 18.68   $ 18.72
     -------   -------   -------   -------   -------
        1.52      1.56      1.58      1.74      1.76
        1.36     (2.28)     1.55      1.11      (.03)
     -------   -------   -------   -------   -------
        2.88      (.72)     3.13      2.85      1.73
        1.54      1.54      1.65      1.68      1.77
     -------   -------   -------   -------   -------
     $ 20.41   $ 19.07   $ 21.33   $ 19.85   $ 18.68
     =======   =======   =======   =======   =======

     $19.125   $18.125   $20.750   $19.750   $18.375
      14.89%    -5.59%    13.76%    17.12%        --
      16.54%    -3.37%    16.35%    15.79%        --
     $ 231.9   $ 216.6   $ 235.6   $ 218.5        --
        .68%      .68%      .71%      .71%      .72%
        .39%      .82%      .98%     1.05%     1.09%
       7.92%     7.29%     7.65%     8.90%     9.42%
          8%        2%       19%       39%       18%
          --   $ 19.07   $ 21.09   $ 19.78   $ 18.74
          --    12,411    12,411    12,372    12,304

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with the preservation of capital through investing primarily in a diversified portfolio of debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $636,020, which will expire on June 30, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $211,878,134, the aggregate gross unrealized appreciation is $3,375,579 and the aggregate gross unrealized depreciation is $6,448,490, resulting in net unrealized depreciation on long- and short-term investments of $3,072,911.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2000 fiscal year have been identified and appropriately

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $1,841 were reclassified from capital to accumulated undistributed net investment income, $2,154,506 relating to a portion of the capital loss carryforward that expired during the period was reclassified from capital to accumulated net realized loss and $74 relating to the recognition of net realized losses on paydowns of mortgage pool obligations was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

F. EXPENSE REDUCTIONS During the year ended June 30, 2000, the Fund's custody fee was reduced by $1,653 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                       % PER ANNUM
First $150 million..........................................   .50 of 1%
Next $100 million...........................................   .45 of 1%
Next $100 million...........................................   .40 of 1%
Over $350 million...........................................   .35 of 1%

    For the year ended June 30, 2000, the Fund recognized expenses of approximately $7,400 representing legal services provided by Skadden Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 2000, the Fund recognized expenses of approximately $30,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $151,705,092 and $150,297,868, respectively.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Bond Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Bond Fund (the "Fund"), including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated July 23, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Bond Fund as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 7, 2000

DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If the Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:
                                 EQUISERVE LLP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                 1-800-821-1238

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LLP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 INQUIRIES ABOUT AN INVESTOR'S ACCOUNT SHOULD BE REFERRED TO THE FUND'S TRANSFER
                                      AGENT
                                  EQUISERVE LLP
                                  P.O. BOX 8200
                        BOSTON, MASSACHUSETTS 02266-8200
                            TELEPHONE: (800) 821-1238
                                ALASKA AND HAWAII
                          CALL COLLECT: (781) 575-2000
                    ASK FOR CLOSED-END FUND ACCOUNT SERVICES

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Fund was held on June 21, 2000, where shareholders voted on the election of trustees and the selection of independent auditors.

1) With regard to the election of the following trustees:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer...........................................  9,579,111            219,712
Wayne W. Whalen........................................  9,588,792            210,031

The other trustees of the Fund whose terms did not expire in 2000 were David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

2) With regards to the ratification of Deloitte & Touche LLP as independent auditors for the Fund, 9,603,241 shares voted in favor of the proposal, 54,156 shares voted against and 141,426 shares abstained.